As filed with the Securities and Exchange Commission on September 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

June 30, 2012

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Dear Fellow Shareholder:

The same three topics we’ve been talking about for over a year continue to drive the markets: Europe, China, and the United States — with the current emphasis on Europe for the debt and financial markets, China for commodities and cyclicals, and the U.S. for changes in taxation and regulation.

In Europe, there is ongoing tension between what the leaders of individual countries agree to and what their citizen-voters will accept. In Greece, voters, unhappy with the agreements their leaders had made, elected a new government, recreating uncertainty about the path it would take. Meanwhile, the bond markets believe (as reflected in bond prices) that Ireland is on its way to solving its problems. We believe that most European countries have not yet solved their problems, with Spain currently occupying the hot seat. Spanish bond yields were high and going higher until late July when the head of the European Central Bank (ECB) indicated the ECB would do all that was necessary to defend the integrity of the Eurozone. Since then, yields have come down and European equity markets have risen significantly, but the ECB has not yet taken any action that matches its rhetoric. Europe’s path forward remains unclear; we anticipate the possibility of sovereign defaults and banking system crises will remain for a while longer.

China is gradually cutting interest rates and relaxing restrictions on its banks in an effort to manage economic growth. On June 7, the Chinese Central Bank lowered the official interest rate at which loans are made. This provides Chinese Banks a bit more leeway to deviate from the official rate for both loans and deposits. Allowing Chinese banks more room to set the price of money is a positive development, but it will take time to make a difference, as will the lower interest rate. In the meantime, a slowing rate of growth is hitting Chinese heavy industry particularly hard; Chinese demand for raw materials is dropping. Evidence of this can be seen in the 16% drop in copper prices from April to June; the rapid drop in steel prices over the same timeframe; and, perhaps, even in the 24% drop in crude oil prices from April to June.

Some market commentators expect China to pursue a stimulus program similar to its 2008 stimulus. We suspect if it stimulates its economy in the near future, it will not look like the last one. The Chinese government has stated it wants to encourage consumer spending, not build more highways and bridges. In sum, the Chinese economy is growing more slowly. The Chinese Central Bank has taken its foot off the brake and started to push on the gas, but the Chinese economy isn’t responding yet.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

In the United States, economic indicators are mixed as we move into the summer. Crude oil prices, which had dropped to $80 per barrel earlier in the year, are moving back up and we anticipate gasoline prices will rise with oil prices. Natural gas prices which plummeted in the spring have rebounded a bit, but remain low enough that a large chunk of U.S. electrical production has shifted from using coal to using natural gas as a fuel source. Cheap natural gas should benefit the consumer as heating and electricity bills stay low. Grain prices are rising courtesy of the U.S. drought; meat prices will likely drop in the near term as ranchers cull herds they can’t afford to feed, then rise as meat becomes less plentiful. Rising food prices may affect consumers in emerging markets far more than the U.S. consumer. So far, the equity market hasn’t expressed the recession fear that hit late last summer, but nothing in the numbers rules out a reemergence of that concern. There is no more clarity around tax rates, government spending, and regulations than there was six months ago — with the sole exception of healthcare. On June 28, the Supreme Court ruled the Patient Protection and Affordable Care Act constitutional, removing one source of uncertainty for the industry. The popular press now focuses on the “fiscal cliff” or “taxmageddon” that by law will occur on January 1, 2013 as tax cuts expire and government spending cuts take effect. It seems neither political party is willing to make a significant move pre-election, but waiting until after the election leaves precious little time to do anything meaningful. We don’t expect much change in the economy for the remainder of the year. And we don’t expect to get much clarity on the direction of taxes, spending, and regulation until after the election.

Our response to the investing environment described above has changed incrementally over the last six months. Our cash holdings remain at about 10% and the portfolio remains heavy in healthcare and technology names — that’s where we are finding the strong balance sheets and good cash flows that we are looking for. We also have significant investments in financial companies, as we have found good values there. Generally, the environment for U.S. financials has been improving, though we remain mindful of the possibility of a traumatic event coming out of Europe. Our energy investments are concentrated in companies we think stand to benefit from the revolution in gas and oil production in the U.S. We have invested in several companies that provide products that allow consumers to choose between gasoline and diesel as a fuel and natural gas as a fuel. We think natural gas prices are very attractive to a number of industries and companies that provide the ability to switch from one to another will do well. We continue to see no value in bonds and do not hold any at this time.

Ronald H. Muhlenkamp

President
August 2012

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Average Annual Total Returns (Unaudited)
as of June 30, 2012

Muhlenkamp Fund	Three Month	Year to Date	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Since Inception*
Return Before Taxes	–5.45%	5.84%	–2.69%	9.08%	–6.19%	2.85%	5.58%	9.30%
Return After Taxes on
Distributions**	–5.45%	5.84%	–2.70%	9.06%	–6.71%	2.54%	5.25%	8.91%
Return After Taxes on
Distributions and Sale
of Fund Shares**	–3.54%	3.80%	–1.73%	7.81%	–5.08%	2.52%	4.94%	8.48%
S&P 500***	–2.75%	9.49%	5.45%	16.40%	0.22%	5.33%	4.77%	9.31%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

The calculation for the One Year “Return After Taxes on Distributions and Sale of Fund Shares” assumes the following:
1.	You bought shares of the Fund at the price on 6/30/11.
2.	You received dividends (and income distributions) at year end, and paid a 15% tax on these dividends on the payable date.
3.	You reinvested the rest of the dividend when received, increasing your cost basis for tax purposes.
4.	You sold the entire position on 6/30/2012 and paid tax on ordinary income at a tax rate of 35%.
***
The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

MUHLENKAMP FUND* (A Portfolio of the Wexford Trust)

	Total Return %		Cumulative Return %
Period Ending	Muhlenkamp Fund	S&P 500 Index	Muhlenkamp Fund	S&P 500 Index
12/31/02	–19.9	–22.1	–19.9	–22.1
12/31/03	48.1	28.7	18.6	0.2
12/31/04	24.5	10.9	47.6	11.2
12/31/05	7.9	4.9	59.3	16.6
12/31/06	4.1	15.8	65.8	35.0
12/31/07	–9.7	5.5	49.8	42.5
12/31/08	–40.4	–37.0	–10.7	–10.3
12/31/09	31.5	26.5	17.4	13.5
12/31/10	6.1	15.1	24.6	30.6
12/31/11	–4.7	2.1	18.7	33.4
6/30/2012(1)	5.8	9.5	25.6	46.0

(1)	Total Return is for the six months ending June 30, 2012.

A Hypothetical $10,000 Investment in the Muhlenkamp Fund*

Period Ended

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a market value-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/01. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

* Unaudited

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE
June 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/12 – 6/30/12).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. Individual Retirement Accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. For any direct registered shareholder of the Fund having an IRA balance exceeding $50,000, the amount of such IRA annual maintenance fee will be a Fund expense. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

EXPENSE EXAMPLE (Continued)
June 30, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/12	6/30/12	1/1/12 – 6/30/12*
Actual	$1,000.00	$1,058.40	$6.40
Hypothetical
(5% return before expenses)	1,000.00	1,018.65	6.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)

June 30, 2012 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF ASSETS & LIABILITIES
June 30, 2012 (Unaudited)

ASSETS
INVESTMENTS, AT VALUE (Cost $336,076,949)	$386,560,888
CASH	77,673,268
RECEIVABLE FOR FUND SHARES SOLD	23,467
DIVIDENDS RECEIVABLE	434,058
OTHER ASSETS	144,063
Total assets	464,835,744

LIABILITIES
WRITTEN OPTIONS, AT VALUE (Premiums received $3,696,390)	3,591,100
PAYABLE FOR FUND SHARES REDEEMED	439,894
PAYABLE TO ADVISER	368,156
ACCRUED EXPENSES AND OTHER LIABILITIES	240,375
Total liabilities	4,639,525
NET ASSETS	$460,196,219

NET ASSETS
PAID IN CAPITAL	$383,399,694
ACCUMULATED NET INVESTMENT INCOME	898,484
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS
SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR
CLOSED	25,308,812
NET UNREALIZED APPRECIATION ON:
Investments	50,483,939
Written option contracts	105,290
NET ASSETS	$460,196,219
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $0.01 par value)	8,494,542
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE	$54.18

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $34,376)		$3,908,323

Total investment income		3,908,323

EXPENSES:
Investment advisory fees	$2,407,602
Shareholder servicing and accounting costs	228,900
Administration fees	163,816
Trustees’ fees and expenses	58,678
Legal fees	51,146
Insurance	48,340
Reports to shareholders	33,329
Federal & state registration fees	17,496
Custody fees	12,678
Auditor fees	9,940
Other	3,232
Interest expense	1,256

Total operating expenses before expense reductions	3,036,413
Expense reductions (see Note 9)	(26,020)
Total expenses		3,010,393

NET INVESTMENT INCOME		897,930

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments sold	24,359,321
Written option contracts expired or closed	982,984
		25,342,305
Change in unrealized appreciation (depreciation) on:
Investments	2,748,739
Written option contracts	(43,694)
		2,705,045

Net realized and unrealized gain on investments		28,047,350

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$28,945,280

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
OPERATIONS:
Net investment income	$897,930	$561,524
Net realized gain on investments sold and
written option contracts expired or closed	25,342,305	410,963
Change in unrealized appreciation
(depreciation) on investments and written
option contracts	2,705,045	(25,283,824)
Net increase (decrease) in net assets
resulting from operations	28,945,280	(24,311,337)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,009,838	20,471,994
Dividends reinvested	—	539,954
Cost of shares redeemed	(62,009,303)	(150,048,876)
Net decrease in net assets resulting from
capital share transactions	(55,999,465)	(129,036,928)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(560,970)
From realized gains	—	—
Net decrease in net assets resulting from
distributions to shareholders	—	(560,970)
Total decrease in net assets	(27,054,185)	(153,909,235)

NET ASSETS:
Beginning of period	487,250,404	641,159,639
End of period	$460,196,219	$487,250,404

ACCUMULATED NET INVESTMENT INCOME	$898,484	$554

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

FINANCIAL HIGHLIGHTS

	Six Months Ended June		Year Ended December 31,
	30, 2012		2011	2010		2009	2008	2007
	(Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$51.19		$53.80	$50.69		$38.60	$65.00	$87.15

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11	(1)	0.06 (1)	(0.04	)(1)	0.07 (1)	0.17 (1)	0.58 (2)
Net realized and unrealized gains
(losses) on investments	2.88		(2.61)	3.15		12.09	(26.43)	(8.91)
Total from investment operations	2.99		(2.55)	3.11		12.16	(26.26)	(8.33)

LESS DISTRIBUTIONS:
From net investment income	—		(0.06)	—		(0.07)	(0.14)	(0.49)
From realized gains	—		—	—		—	—	(13.33)
Total distributions	—		(0.06)	—		(0.07)	(0.14)	(13.82)

NET ASSET VALUE, END OF PERIOD	$54.18		$51.19	$53.80		$50.69	$38.60	$65.00

TOTAL RETURN	5.84%	(4)	–4.74%	6.14%		31.49%	–40.39%	–9.66%

NET ASSETS, END OF PERIOD (in millions)	$460		$487	$641		$716	$608	$1,491

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS(3)	1.25%	(5)	1.25%	1.24%		1.25%	1.18%	1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	0.37%	(5)	0.10%	(0.08%)		0.15%	0.28%	0.57%

PORTFOLIO TURNOVER RATE	17.34%	(4)	42.51%	75.49%		64.78%	39.88%	22.30%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(3)
The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, 2008 and 2007 were 1.26%, 1.25%, 1.24%, 1.26%, 1.18%, and 1.15% respectively (See Note 9).

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS
June 30, 2012 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 84.0%
Aerospace & Defense — 0.4%
Innovative Solutions & Support, Inc. (a)	493,229	$1,622,723
Airlines — 2.1%
Allegiant Travel Company (a)(c)	138,500	9,650,680
Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)(c)	400,000	4,196,000
Fuel Systems Solutions, Inc. (a)	79,988	1,335,000
		5,531,000
Automobiles — 1.6%
Ford Motor Company	789,000	7,566,510
Biotechnology — 2.4%
Gilead Sciences, Inc. (a)	214,000	10,973,920
Marshall Edwards, Inc. (a)	7,560	3,184
		10,977,104
Capital Markets — 3.8%
State Street Corporation	390,568	17,434,955
Commercial Banks — 1.3%
PNC Financial Services Group, Inc.	100,000	6,111,000
Diversified Financial Services — 3.2%
JPMorgan Chase & Co.	407,000	14,542,110
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	110,000	3,922,600
Electronic Equipment, Instruments &
Components — 2.2%
Corning, Inc.	742,000	9,594,060
Power-One, Inc. (a)	142,000	641,840
		10,235,900
Energy Equipment & Services — 2.8%
C&J Energy Services, Inc. (a)	100,000	1,850,000
Halliburton Company	270,000	7,665,300
Helix Energy Solutions Group, Inc. (a)(c)	200,200	3,285,282
		12,800,582
Health Care Equipment & Supplies — 4.0%
Covidien PLC (b)	345,000	18,457,500

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
Health Care Providers & Services — 0.9%
Laboratory Corporation of America Holdings (a)	42,500	$3,935,925
Household Durables — 1.3%
KB Home (c)	190,000	1,862,000
PulteGroup, Inc. (a)(c)	300,000	3,210,000
Stanley Furniture Co., Inc. (a)(c)	220,800	880,992
		5,952,992
Industrial Conglomerates — 2.4%
General Electric Company	535,000	11,149,400
Insurance — 8.1%
Aflac, Inc.	225,000	9,582,750
Berkshire Hathaway, Inc. — Class B (a)	143,500	11,957,855
Lincoln National Corporation	300,000	6,561,000
MetLife, Inc.	300,000	9,255,000
		37,356,605
IT Services — 5.3%
Alliance Data Systems Corporation (a)	180,000	24,300,000
Machinery — 1.9%
Terex Corporation (a)(c)	100,000	1,783,000
Westport Innovations, Inc. (a)(b)	195,000	7,166,250
		8,949,250
Oil, Gas & Consumable Fuels — 2.8%
Consol Energy, Inc. (c)	100,000	3,024,000
Rex Energy Corporation (a)(c)	666,000	7,465,860
SandRidge Energy, Inc. (a)(c)	330,000	2,207,700
		12,697,560
Pharmaceuticals — 9.5%
Abbott Laboratories	400,000	25,788,000
Novogen Limited — ADR (a)	32,914	65,499
Pfizer, Inc.	314,000	7,222,000
Teva Pharmaceutical Industries Ltd. — ADR	265,000	10,451,600
		43,527,099
Semiconductors & Semiconductor
Equipment — 6.9%
Cypress Semiconductor Corporation (a)	275,000	3,635,500
Intel Corporation	966,000	25,743,900
Lattice Semiconductor Corporation (a)	667,300	2,515,721
		31,895,121

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2012 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
Software — 7.8%
Microsoft Corporation	790,000	$24,166,100
Oracle Corporation	400,000	11,880,000
		36,046,100
Specialty Retail — 4.3%
Asbury Automotive Group, Inc. (a)(c)	200,000	4,738,000
Sonic Automotive, Inc. — Class A	1,100,000	15,037,000
		19,775,000
Tobacco — 5.5%
Philip Morris International, Inc.	290,580	25,356,011
Trading Companies & Distributors — 1.5%
Rush Enterprises, Inc. — Class A (a)	379,907	6,211,479
Rush Enterprises, Inc. — Class B (a)	41,407	555,682
		6,767,161
Total Common Stocks
(Cost $336,076,949)		386,560,888
TOTAL INVESTMENTS
(Cost $336,076,949) — 84.0%		386,560,888
OTHER ASSETS IN EXCESS OF
LIABILITIES — 16.0%		73,635,331

TOTAL NET ASSETS — 100.0%		$460,196,219

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign Company.
(c)	Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on June 30, 2012 was $42,303,514.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF WRITTEN OPTIONS
June 30, 2012 (Unaudited)

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Value
WRITTEN OPTIONS — (0.8)%
Allegiant Travel Company
Expiration October 2012
Exercise Price $65.00	400	$296,000
American Axle & Manufacturing Holdings, Inc.
Expiration January 2013
Exercise Price $12.50	1,000	78,000
Asbury Automotive Group, Inc.
Expiration July 2012
Exercise Price $25.00	1,000	30,000
Consol Energy, Inc.
Expiration January 2014
Exercise Price $35.00	1,000	430,000
Helix Energy Solutions Group, Inc.
Expiration August 2012
Exercise Price $16.00	1,000	135,000
Helix Energy Solutions Group, Inc.
Expiration January 2013
Exercise Price $17.50	1,000	155,000
KB Home
Expiration January 2014
Exercise Price $10.00	1,900	446,500
PulteGroup, Inc.
Expiration January 2013
Exercise Price $7.50	2,000	740,000
PulteGroup, Inc.
Expiration January 2014
Exercise Price $10.00	1,000	295,000
Rex Energy Corporation
Expiration September 2012
Exercise Price $10.00	2,000	330,000
SandRidge Energy, Inc.
Expiration September 2012
Exercise Price $8.00	2,000	58,000
SandRidge Energy, Inc.
Expiration January 2014
Exercise Price $10.00	1,300	132,600
Stanley Furniture Co., Inc.
Expiration August 2012
Exercise Price $45.00	1,000	135,000

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF WRITTEN OPTIONS (Continued)
June 30, 2012 (Unaudited)

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Value
Terex Corporation
Expiration January 2013
Exercise Price $17.50	1,000	$330,000
Total Written Call Options
(Premiums received $3,696,390)		$3,591,100

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Six Months Ended June 30, 2012

1. ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements is as follows:

a.
Investment Valuations — Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Valuation Committee, comprised of personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. For each applicable investment that is fair valued, the Valuation Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

Additionally, the Fund’s investments will be valued at fair value by the Valuation Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

The Fund performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$386,560,888	$—	$—	$386,560,888
Total Investments in Securities	$386,560,888	$—	$—	$386,560,888
Written Call Option Contracts	$2,350,100	$1,241,000	$—	$3,591,100

*	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

The Fund did not have any Level 3 investments at the beginning or end of the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers at the end of the reporting period.

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

e.
Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2011, or for any other tax years which are open for exam. As of December 31, 2011, open tax years include the tax years ended December 31, 2008 through 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has no examination in process.

f.
Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

As of June 30, 2012, the Fund held written option contracts as hedging instruments. Written option contracts are a liability on the Statement of Assets and Liabilities with a fair value of $3,591,100 and premiums received of $3,696,390. On the Statement of Operations, there was a realized gain of $982,984 and a change in unrealized depreciation of $(43,694) for written option contracts. Written call options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantee the options against default. See Note 6 for additional disclosure related to transactions in written option contracts during the six month period.

The Fund may purchase call and put options as hedging instruments. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund did not hold any purchased options at the end of the period. As of December 31, 2011, there were 2,000 purchased options contracts outstanding. The purchased option contracts were exercised to purchase 200,000 shares of the underlying security.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Company, Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. For the six months ended June 30, 2012, total expenses of $366,696, related to such services were paid to U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for the Fund.

4. LINE OF CREDIT
The Fund has established an unsecured Line of Credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 30, 2013, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $26 million, 5% of the gross market value of the Fund, or 33.33% of the value of unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate, which was 3.25% as of June 30, 2012 (the weighted average rate of 3.25% was paid on the loan during the period). Average borrowings during the six month period were $74,258. At June 30, 2012, there were no borrowings by the Fund outstanding under the LOC.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

5. CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:
	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Shares outstanding, beginning of year	9,517,969	11,917,713
Shares sold	110,312	378,138
Dividends reinvested	—	10,579
Shares redeemed	(1,133,739)	(2,788,461)
Shares outstanding, end of period	8,494,542	9,517,969

6. WRITTEN OPTION CONTRACTS
The number of written option contracts and the premiums received by the Fund during the period ended June 30, 2012, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of year	4,000	$841,984
Options written	19,600	4,223,102
Options closed	(4,000)	(938,265)
Options exercised	(998)	(268,457)
Options expired	(1,002)	(161,974)
Options outstanding, end of period	17,600	$3,696,390

7. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2012, were as follows:

Purchases		Sales
U.S Government	Other	U.S Government	Other
$—	$78,506,792	$—	$161,145,538

8. FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. Any future capital losses will be permitted to be carried forward for an unlimited period, however, any losses incurred during those future taxable years will be required to be utilized prior to the

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

Fund’s current capital loss carryover balance. As a result, current capital carryovers may be more likely to expire unused. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryover. The capital loss carryover as of December 31, 2011 was as follows:

Capital Loss
Capital Loss	Carryover
Carryover	Expiration
$(32,236)	12/31/2017

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$393,824,471
Gross tax unrealized appreciation	$77,005,963
Gross tax unrealized depreciation	(29,272,020)
Net unrealized appreciation	$47,733,943
Undistributed ordinary income	$554
Undistributed long term capital gains	—
Total distributable earnings	$554
Other accumulated losses	116,748
Total accumulated gain	$47,851,245

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Ordinary Income	$—	$560,970
Long-term capital gain	—	—

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

9. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the period ended June 30, 2012, the Fund’s expenses were reduced $26,020 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2011, resulting in a decrease in the expenses being charged to shareholders.

10. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

11. ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT
The Board of Trustees of The Wexford Trust (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s Amended Investment Advisory Agreement (the “Agreement”) with the Adviser. At a meeting held on May 17, 2012, the Board, including all of the Independent Trustees, approved the continuance of the Agreement between the Fund and the Adviser for another year, effective June 30, 2012.

The Independent Trustees thanked the Adviser for the responses which it had provided to the inquiries raised by the Independent Trustees, as well as the memos from Counsel and U.S. Bancorp. The Independent Trustees reported that they had met in executive session with legal counsel to discuss the renewal of the Agreement prior to the discussion at a meeting of the full Board. To facilitate their deliberative process, the Adviser provided materials relevant to the Independent Trustees’ consideration of the Agreement, including, among other things, the Adviser’s Form ADV and Code of Ethics, information regarding the Adviser’s compliance program, personnel and financial condition, and memoranda prepared by the Company’s legal counsel. During their deliberations the Independent Trustees also reviewed comparative performance, fees and expenses provided by an independent third party. The Adviser provided written and verbal responses to a detailed request submitted by the Independent Trustees. The Independent Trustees also discussed relevant case law and information received periodically throughout the year to the extent relevant to their consideration of the Agreement, including performance, management fees and other expense information. After consideration of all of the factors, and based on their business judgment, the Independent Trustees determined that the renewal of the Agreement is in the best interest of the Fund and its shareholders, and that the compensation to be paid to the Adviser under the Agreement is fair and reasonable.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

What follows is a summary of the material factors and the conclusions that formed the bases for the full Board’s approval of the Agreement. No particular factor was controlling and not every factor was given the same weight by each Trustee.

The Nature, Extent and Quality of the Adviser’s Services

The Board reviewed the services provided by the Adviser to the Fund under the Agreement. It reviewed and considered the Adviser’s significant role in establishing the Fund and the construction of its investment objective, principal strategies, and fee structure, and noted the Adviser’s overall reputation and positive name recognition. The Board reviewed information and received written and oral responses from the Adviser, Chief Compliance Officer of the Fund and others on the performance of the Fund, the income and expenses of the Fund, the fees charged by the Adviser to its private clients, the services provided by the Adviser to the Fund and its private clients, the Adviser’s key personnel, and the Adviser’s compliance with the Fund’s investment restrictions and its other policies and procedures. The Board reviewed the services required to be provided by the Adviser under the Agreement. It also considered the Adviser’s responsibilities for ensuring the Fund’s compliance with applicable requirements under the securities laws. The Board determined that the Adviser is providing services in accordance with the terms of the Agreement. It reviewed the organizational structure of the Adviser and credentials of the officers and employees of the Adviser who provide investment advisory services to the Fund. The Board noted the continuing substantial efforts taken by the Adviser to promote the Fund and to retain shareholders. It considered various issues, such as the Adviser’s existing personnel and the process for identifying securities to be purchased and sold by the Fund. Based on its review of these factors, the Board concluded that the overall services provided by the Adviser are satisfactory and in accordance with the terms of the Agreement, and that the Fund was likely to continue to benefit from the services provided under the Agreement. The Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser were appropriate and consistent with the types of services customarily provided by investment advisers to mutual funds.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

The Investment Performance of the Fund and the Adviser

The Board reviewed the performance of the Fund during the past quarter, year, and for the 1, 3, 5, 10 and 15 year periods against the performance of two separate groups of funds, one group containing funds with 12b-1 fees and investment strategies comparable to those of the Fund and one group which did not contain 12b-1 fees, a Morningstar Index comprised of every All Cap Value, Mid-Cap Value and Large Cap Value Funds (“Morningstar Value Index”), and S&P 500 Indices. It reviewed a detailed analysis of performance and expenses of the Fund, and similar data for the select group of other funds. They added that while the performance of the Fund in the one year, three year, five year and ten year periods was down, vis-à-vis other comparable funds, the Fund’s performance over the longer term was not, and the performance of the Fund measured over 15 years was generally in line with the median performance of other comparable funds and the Morningstar Index and the S&P 500 Index. The Board also considered the Adviser’s quarterly portfolio commentaries and reviews explaining the Fund’s performance. The Board expressed its confidence in the Adviser and its team, and in particular, Ronald Muhlenkamp. The Board considered the overall performance of the Adviser in addition to providing investment advisory services to the Fund and concluded that such performance was satisfactory. It found that policies and procedures are promptly implemented and monitored for compliance, and that no ethical or other concerns have been raised as to the Adviser or its staff. Based on this review, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued investment management of the Fund.

Costs of Services to Be Provided

The Board compared the Fund’s management fees, non-management expenses and total expense ratio to a group of funds with investment strategies reasonably comparable to the Fund and found them reasonable when compared against the group. It also compared the Fund’s management fees and total expense ratio with the Morningstar Value Index and noted that the fees were reasonable. The Board further reviewed information regarding the nature of services and management fee rates offered by the Adviser to other clients, including separately managed accounts. The Trustees noted from information provided by the Adviser that under certain circumstances fees the Adviser charges to some separately managed accounts are lower than the fees the Adviser currently charges the Fund. This difference is due among other things, to the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Board considered the differences in the investment products, including, but not limited to, the Fund’s structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board noted and discussed the extent of the significant additional services the Adviser provides to the Fund and does not provide to the other client accounts, including oversight of the Fund and the Adviser, certain administrative services, oversight of the Fund’s other service providers, trustee support, risk management, regulatory compliance and various other services. The Board found that the range of services provided to the Fund is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products and the services provided to the Fund, the Board believes such facts provide an acceptable explanation for the different levels of fees.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

Expense Limitations

The Adviser has contractually agreed to limit the total annual operating expenses of the Fund to 1.50% of daily net assets. This expense limitation in the Agreement, upon renewal, will remain in effect until June 30, 2013. Given the effect this expense limitation could have on the Fund’s expenses, the Board considers it beneficial to the Fund and its shareholders.

Economies of Scale

The Agreement provides that when the Fund’s net assets exceed $1 billion, the investment advisory fee on amounts over $1 billion is reduced from 1% to 0.9%. The Board considered that the Fund had in the past experienced reduced fees at higher asset levels, thereby reflecting economies of scale. Thus, should the Fund’s size increase to more than $1 billion in net assets, these economies of scale would again be realized, resulting in significant benefits to the shareholders.

Profitability and Soundness of the Adviser

The Board reviewed the Adviser’s financial statements and considered the profitability of the Adviser and its financial condition. It concluded that the Adviser’s current level of profitability was reasonable considering the quality of management and the fact that the Adviser provides a breakpoint and directly pays for service fees charged by financial intermediaries to the Fund.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
Six Months Ended June 30, 2012

Benefits of Soft Dollars to the Adviser

The Board considered the benefits realized by the Adviser as a result of its relationship with the Fund, including brokerage transactions with unaffiliated broker dealers in which brokerage fees paid by the Fund are used to pay for research and execution services. It determined that such products and services, although providing some benefit to the Adviser, have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Board regularly reviews these arrangements during the year and deemed them to be appropriate and reasonable and provide benefit to the Fund.

Other Factors and Current Trends

The Board considered the governance and compliance regulations applicable to the Fund, and the fact that the Adviser has undertaken to cause the Fund to operate in accordance with required policies and procedures. The Board determined there has consistently been a good faith effort on the part of the Adviser to adhere to the highest ethical standards. The Board believed that the Fund generally benefits from its association with the Adviser and the use of the “Muhlenkamp” name.

Summary

In summary, the Board and the Independent Trustees considered each of the factors which they believed to be relevant to the consideration of the approval of the Agreement. They determined based on their overall review that the compensation proposed in the Agreement is not excessive and is fair and reasonable. The Board and the Independent Trustees determined that each of the factors discussed above supported the renewal of the Agreement and that a renewal of the Agreement is in the best interest of the shareholders of the Fund.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2012

1. BROKER COMMISSIONS
Some people have asked how much the Muhlenkamp Fund pays in commissions: For the six months ended June 30, 2012, the Fund paid $189,774 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal two cents (2¢) per Fund share and would have increased the operating expense ratio from 1.25% to 1.33%.

2. QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ended December 31, 2011 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3. CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ended December 31, 2011 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4. SHORT-TERM CAPITAL GAIN
For the period ended December 31, 2011, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

5. INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

6. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202 551-8090.

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INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Wexford Trust

By (Signature and Title)*  /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date         9/4/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Ronald H. Muhlenkamp
  Ronald H. Muhlenkamp, President

Date         9/4/2012

By (Signature and Title)*    /s/ James S. Head
  James S. Head, Treasurer

Date         9/4/2012

* Print the name and title of each signing officer under his or her signature.